Multi-Strategy Hedge Opportunities LLC

April 14, 2005

Supplement to the Prospectus dated September 30, 2004
and revised as of April 7, 2005.

        The Prospectus for Multi-Strategy Hedge Opportunities LLC (the “Company”) dated September 30, 2004 was revised on December 21, 2004 and again on April 7, 2005. This supplement identifies the changes made in each of these two revisions. In the December 21, 2004 revision, the only changes to the Prospectus were to clarify that the units of limited liability company interests in the Company would be sold only to “accredited investors” and to add an additional risk factor entitled “Inadequate Return.” The only change to the Company’s Prospectus made in the April 7, 2005 revision was to provide a new toll free telephone number for the Company: (866) 878-2987. This telephone number replaces the existing (866) ASK-MLIM number. Other than as described in this supplement, the Prospectus dated September 30, 2004 has not been changed or updated.